                                 SCHEDULE 14A
                    Information Required in Proxy Statement

                           Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )
                                             --

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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
---------------------------------------------------------------------------

                       MassMutual Participation Investors
                        Springfield, Massachusetts 01111

           [LOGO OF MASSMUTUAL PARTICIPATION INVESTORS APPEARS HERE]


                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                                      TIME
                            Thursday, April 24, 1997
                                  at 1:00 p.m.

                                     PLACE
                                    Oak Room
                              Massachusetts Mutual
                             Life Insurance Company
                               1295 State Street
                       Springfield, Massachusetts 01111



---------------------------------------------------------------------------
Please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
---------------------------------------------------------------------------

                       MassMutual Participation Investors
                           Springfield, Massachusetts


Dear Shareholder:

        The 1997 Annual Meeting of Shareholders will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Springfield time, on Thursday, April 24, 1997. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

        By promptly returning the enclosed proxy card, you as a shareholder can help management avoid the necessity and expense of sending follow-up letters to obtain the attendance of a majority of the outstanding shares. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you find you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

        At the meeting, shareholders will elect three Trustees of the Trust, approve or disapprove the selection of Coopers & Lybrand L.L.P. as auditors, and approve or disapprove the continuance of the current Investment Advisory and Administrative Services Contract between the Trust and its investment adviser, Massachusetts Mutual Life Insurance Company. In order to provide management with greater flexibility in managing the Trust's portfolio, shareholders will also be asked to approve changes in the Trust's investment policies to permit not more than 75% of its total assets to be invested in non-investment grade securities. The Trustees of the Trust have recommended that the shareholders vote for election of the nominated Trustees, ratify the selection of Coopers & Lybrand L.L.P., approve the continuance of the Investment Advisory and Administrative Services Contract, and approve the proposed changes in investment policies.

        I look forward to your attendance at this meeting because it will provide us with an opportunity to hold an informal discussion with you concerning the progress of MassMutual Participation Investors.

                                            Sincerely,

                                            /s/ Gary E. Wendlandt

                                            Gary E. Wendlandt
                                            Chairman

                       MassMutual Participation Investors

                    Notice of Annual Meeting of Shareholders

To the Shareholders of
MassMutual Participation Investors:

Please take notice that the Annual Meeting of Shareholders of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") has been called to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Thursday, April 24, 1997, at 1:00 p.m., Springfield time, for the following purposes:

(1) To re-elect Gary E. Wendlandt, Milton Cooper and Martin T. Hart as Trustees for three-year terms and until their successors are duly elected and qualified;


(2) To consider and ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as auditors for the fiscal year ending December 31, 1997;


(3) To consider and approve or disapprove continuance of the Trust's current Investment Advisory and Administrative Services Contract dated October 7, 1988;

(4) To consider and approve or disapprove an amendment to the Trust's investment policies to permit not more than 75% of its total assets to be invested in non-investment grade securities; and

(5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. Holders of record of the shares of beneficial interest of the Trust at the close of business on February 24, 1997, are entitled to vote at the meeting or any adjournment thereof.

                                      By order of the
                                      Board of Trustees,


                                      /s/ Stephen L. Kuhn

                                      Stephen L. Kuhn
                                      Vice President and Secretary

Springfield, Massachusetts
March 4, 1997

                                PROXY STATEMENT

                                    GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (the "Insurance Company"), 1295 State Street, Springfield, Massachusetts 01111, on Thursday, April 24, 1997, at 1:00 p.m., Springfield time.

        Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

        Holders of the shares of beneficial interest of the Trust ("shares"), of record at the close of business on February 24, 1997, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,216,665 shares outstanding on the record date.

        The mailing address of the principal executive offices of the Trust is 1295 State Street, Springfield, Massachusetts 01111. This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about March 4, 1997 to shareholders of record on the record date.

        Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of the votes cast is required to elect Trustees. Thus, the three nominees for re-election as Trustees at the

Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees. Under the Trust's Declaration of Trust a majority of the shares voted is required to ratify the selection of independent accountants.

        An affirmative "majority vote" of the Trust's shares is required to approve the continuance of the Trust's Investment Advisory and Administrative Services Contract and to approve changes in the Trust's investment policies to permit not more than 75% of its total assets to be invested in non-investment grade securities. A "majority vote" means either (1) the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a majority of the outstanding shares of the Trust, whichever is less.

        Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the continuance of the Investment Advisory and Administrative Services Contract and the approval of the proposed change to the Trust's investment policies, abstentions or broker non-votes have the effect of a negative vote. With respect to the election of Trustees and the ratification of the selection of an independent accountants, abstentions and broker non-votes have no effect on the outcome of the proposal.

                            (1) ELECTION OF TRUSTEES

        The Board of Trustees is currently comprised of nine Trustees with terms expiring in 1997, 1998, and 1999. The terms of Messrs. Wendlandt, Cooper and Hart expire this year and the Board has nominated them for three-year terms. Thus, following the Annual Meeting of Shareholders, the Board will be comprised of nine Trustees, having various terms expiring in 1998, 1999 and 2000. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

Information Concerning Nominees

        Set forth below as to each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his present office with the Trust, his age, his principal occupation or employment during the past five years, the organization by which he is employed and its principal business, and certain other directorships held by him.

                               GARY E. WENDLANDT*
                              (Term expires 1997)

        Nominee for election. Trustee since 1988, Chairman (since 1995) and President (1988-1995) of the Trust. Chief Investment Officer (since 1993), Executive Vice President (since 1992), Senior Vice President (1983-1992) of the Insurance Company; Director (since 1991), Merrill Lynch Derivative Products, Inc. (swap dealer); Director, Oppenheimer Acquisition Corporation (holding company for investment advisers); Supervisory Director (since 1991), MassMutual/Carlson CBO N.V. (collateralized bond fund); Chairman and Director (since 1996), Antares Leveraged Capital Corp.; Director and President (since
1995), DLB Acquisition Corporation (holding company for investment advisers); President and Chief Executive Officer

---------

* Mr. Wendlandt is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) because of his position as an officer of the Trust and of the Insurance Company.

(1994-1996), Director (1992-1996), Concert Capital Management, Inc. (indirect investment advisory subsidiary of the Insurance Company); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities advised by the Insurance Company) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Chairman and Chief Executive Officer (since 1994), MassMutual Institutional Funds (open-end investment company advised by the Insurance Company); Chairman (since 1995), Trustee (since 1993), Vice Chairman (1993-1995) and President (1988-1993), MML Series Investment Fund (open-end investment company advised by the Insurance Company); Chairman (since 1995), Trustee (since 1986) and President (1983-1995), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company); Director of various subsidiaries of the Insurance Company.
Age: 46.

                                DONALD E. BENSON
                              (Term expires 1998)

        Trustee since 1986. Executive Vice President and Director (since 1992), Marquette Bancshares (bank holding company); Executive Vice President and Director (1968-1992), Bank Shares Inc. (bank holding company); President and Director (1986-1994), MEI Diversified Inc. (medical product manufacturer); Partner (since 1996), Benson Family Limited Partnership No. 1 and Benson Family Limited Partnership No. 2 (investment partnerships); Partner, Benson, Pinckney, Oates Partnership (building partnership); Director, Mesaba Holdings, Inc. (commuter airline); Delta Beverage Group Inc. (soft drink bottler and distributor); Director (1988-1994), IJ Holding Corporation; Director (1984-
1993), Athens Bancorp, Inc.; Trustee (since 1986), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company).
Age: 66.

                               MARSHALL D. BUTLER
                              (Term expires 1999)

        Trustee since 1990. Chairman (since 1994), Nitzanm Venture Capital; Director (since 1993), Chairman and Chief Executive Officer (1973-1993), AVX Corporation (manufacturer of electronic components); Director, Kyocera Corp.; Director (since 1993), Synercom Technology, Incorporated (computer software); Trustee (since 1990), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 70.

                                 MILTON COOPER
                              (Term expires 1997)

        Nominee for election. Trustee since 1990. Chairman (since 1992), President (1971-1992), Kimco Realty Corp. (shopping center ownership and management); Vice President (1971-1992) and Director, Getty Petroleum Corp. (petroleum marketing); Director, Blue Ridge Real Estate; Trustee (since 1990), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 67.

                               RICHARD G. DOOLEY*
                              (Term expires 1998)

        Trustee since 1988, Vice Chairman (since 1995) and Chairman (1988-1995) of the Trust. Consultant (since 1993), Executive Vice President and Chief Investment Officer (1978-1993) of the Insurance Company; Director (since 1996), Investment Technology Group, Inc.; Director, The Advest Group, Inc. (financial services holding company), Hartford Steam Boiler Inspection and Insurance Co., New England Education Loan Marketing Corporation; Director (1993-1995), Luxonen S.A. (Swedish investment fund); Director and Vice President, Oppenheimer Acquisition Corporation

---------
* Mr. Dooley is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) because of his position as an officer of the Trust.

(holding company for investment advisers); Supervisory Director, (1991-1995), MassMutual/Carlson CBO N.V. (collateralized bond fund); Director (1992-1995), Concert Capital Management, Inc. (indirect investment advisory subsidiary of the Insurance Company); Trustee (since 1992), Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Chairman (1988-1995), Vice Chairman (since
1995) and Trustee, MML Series Investment Fund (open-end investment company advised by the Insurance Company); Vice Chairman (since 1995), Chairman (1982-
1995) and Trustee (since 1974), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 67.

                               SUMNER L. FELDBERG
                              (Term expires 1998)

        Trustee since 1977. Chairman of the Board (1989-1996), Waban, Inc. (wholesale clubs and home improvement warehouses); Chairman of the Board (1989-
1995), The TJX Companies, Inc. (off-price apparel specialty stores); Trustee (since 1977),MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 72.

                                DONALD GLICKMAN
                              (Term Expires 1998)

        Trustee since 1992. Chairman (since 1992), Donald Glickman and Company, Inc. (investment banking); Partner (1989-1992), Peter J. Solomon Investment Co.; Chairman and Director, CalTex Industries, Inc. (manufacturer of windows); Director, Monro Muffler Brake, Inc.; Director (1993-1996), Steerage Corp. Inc. (navigation equipment manufacturer); Director (1991-1994), Food Barn Stores, Inc.; Director (1992-1993), Astra Holdings, Inc. (ordnance materials manufacturer); Trustee (since 1992), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 63.

                                 MARTIN T. HART
                              (Term expires 1997)

        Nominee for election. Trustee since 1991. President and Director, H Corporation; Co-Manager (1983-1996), Lake Catamount Joint Venture (ski resort); Partner, Consolidated Nursery Properties (wholesale nursery and garden center); Director, Optical Security Group Inc. (product security), Schuler Homes, Inc. (housing), and PNB Financial Group (bank holding company); Director (since
1996), PJ America (pizza restaurant); Director (since 1994), Unidata, Inc. (computers), Houston Pizza Venture (pizza restaurant); Director (1994-1996), The Bagel Group (bagel restaurant); Director (1992-1996), PJVA, Inc. and PJV, Inc. (pizza restaurants); Director (since 1993), PJNC, Inc. (pizza restaurant); Director (1993-1995), Inco Homes (housing); Director (1992-1994), Morris Air Corp. (airline); Director (1991-1994), Capital Bancorp; Director (1991-1992), American Banco Corporation (collections); Director (1982-1992), First National Bank of Leadville; Director (1979-1993), Valley State Bank; Director (1980-
1993), Little Valley Nurseries, Inc. (wholesale nursery); Trustee (since 1991), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company). Age: 61.

                                JACK A. LAUGHERY
                              (Term expires 1999)

        Trustee since 1996. Chairman (since 1994), The Bagel Group (bagel restaurant); Consultant (since 1994), Heartland Foods (food service); Director (since 1993), Corral America and Papa John's International (food service companies); Consultant (since 1996), Papa John's Iowa (food service); Director, Sprint Mid-Atlantic (telecommunications) and First Union National Bank; Partner (since 1992), Papa John's V and Papa John's VA (food service); Partner (since
1994), Houston Pizza Venture (pizza restaurant); Partner, Atlantic Beach Sheraton and Coastal Lodging (hotels); Consultant (1989-1994), Hardee's Food Systems, Inc.

(fast food restaurants); Director (1981-1995), Imasco Ltd. (food service, banking, tobacco and drug stores); Trustee (since 1996), MassMutual Corporate Investors (closed-end investment company advised by the Insurance Company).
Age:  62.

Share Ownership of Trustees, Nominees
and Officers

        The following table sets forth information concerning beneficial ownership, as of February 7, 1997, of the Trust's shares by each Trustee, and by the Trust's nominees for Trustee and officers as a group.

                 Name                       Shares     Percentage of
              Individual                 Beneficially   Outstanding
               or Group                     Owned*      Shares Owned
---------------------------------------  ------------  --------------
Gary E. Wendlandt                               5,701         **
Donald E. Benson                                5,318         **
Marshall D. Butler                              5,621         **
Milton Cooper                                   1,506         **
Richard G. Dooley                               2,019         **
Sumner L. Feldberg                                507         **
Donald Glickman                                 1,550         **
Martin T. Hart                                 12,438       0.13%
Jack A. Laughery                                  500         **
All Trustees, Nominees
and Officers as a Group                        40,945       0.44%

Information Concerning Committees and
Meetings of the Board of Trustees

        The Board of Trustees of the Trust has an Audit Committee, whose present members are Messrs. Benson and Hart, neither of whom is an "interested person" of the Trust. The Audit Committee makes recommen-

---------

* This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and officer. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Fractional shares are not reported.

** Less than one-tenth of one percent is not listed.

dations to the Board of Trustees as to the engagement or discharge of the Trust's independent accountants, supervises investigations into matters relating to audit functions, reviews with the Trust's independent accountants the results of the audit engagement and considers the audit fees.

        During the past fiscal year, the Board of Trustees held six regular meetings (one of which was a telephone conference call meeting), and the Audit Committee met once. The Trust does not have a standing nominating or compensation committee.

Transactions with and Remuneration of
Officers and Trustees

        Pursuant to the Investment Advisory and Administrative Services Contract with the Trust, the Insurance Company pays the salaries and fees of all officers of the Trust and of all Trustees of the Trust who are "interested persons" of the Trust or of the Insurance Company. Thus, during the fiscal year ended December 31, 1996, the Trust did not pay any compensation to any of its officers or to any of its Trustees who were "interested persons" of the Trust or of the Insurance Company.

        Trustees who are not "interested persons" of the Trust or of the Insurance Company receive fees of $600 for each Trustees' meeting which they attend (other than the organizational meeting of the Board following the Annual Meeting of Shareholders for which no fees are paid) and annual Trustees' fees of $5,000. No meeting fees are paid for meetings conducted by telephone conference call or by unanimous written consent. Members of the Audit Committee receive an additional annual fee of $600. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their travel expenses paid by the Trust during the fiscal year ended December 31, 1996 was approximately $55,690.

        The following table discloses the compensation paid to the Trust's non-interested Trustees for the fiscal year ended December 31, 1996. All of the non-interested Trustees also serve as Trustees of one other investment company managed by the Insurance Company.

                                                      Total
                            Aggregate             Compensation
      Name of              Compensation             from Fund
      Trustee               from Trust               Complex
--------------------      --------------          -------------
Donald E. Benson               $8,000                 $23,400
Sumner L. Feldberg              6,800                  20,400
Marshall D. Butler              6,800                  20,400
Milton Cooper                   6,800                  20,400
Martin T. Hart                  7,400                  21,600
Donald Glickman                 7,400                  22,200
Jack A. Laughery                4,300                  12,900



                       (2) RATIFICATION OR REJECTION OF
                             APPROVAL OF AUDITORS

        The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, have selected Coopers & Lybrand L.L.P. to act as auditors for the Trust for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. are independent public accountants and have no direct or material indirect interest in the Trust. The selection is subject to the approval of the shareholders of the Trust at the forthcoming Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of that selection.

        A representative of Coopers & Lybrand L.L.P. is expected to be present at the forthcoming Annual Meeting. He shall have the opportunity to make a statement if he desires to do so, and it is expected that he will be available to respond to appropriate questions which may be posed by shareholders.

                         (3) APPROVAL OR DISAPPROVAL OF
                                 CONTINUANCE OF
                            INVESTMENT ADVISORY AND
                        ADMINISTRATIVE SERVICES CONTRACT

        The Trust has an Investment Advisory and Administrative Services Contract, dated October 7, 1988 (the "Contract") with the Insurance Company which entitles the Trust to certain investment advisory and administrative services from the Insurance Company. Under the Contract, the aggregate fee payable to the Insurance Company for the fiscal year ended December 31, 1996 was $885,454. No changes are being made in the Contract, which was last approved by shareholders at the Trust's 1996 Annual Meeting of Shareholders held on April 19, 1996.

        At its meeting on January 13, 1997, the Board of Trustees approved, and voted to recommend that the shareholders approve, the continuance of the Contract. Among other things, the Board considered the nature of the services provided to the Trust by the Insurance Company including the nature of the private placement market compared to public markets. The Insurance Company is required to provide the Trust with a continuing investment program consistent with its objectives which include investments in private placement debt securities without equity features, private placement debt securities and preferred stock with equity features attached, publicly-traded investment-grade and non-investment grade debt securities and certain temporary investments. The Trustees concluded that the Insurance Company has developed a sizeable, experienced and competent staff of investment professionals (including analysts, traders, accountants, auditors and computer personnel) to support investment activities for a wide variety of investments. The Trustees also considered the expenses of the Trust assumed by the Insurance Company under the Contract; the actual fees paid to the Insurance Company by the Trust for the services provided and expenses assumed; a comparison of the Trust's fee schedule to fees charged by other investment advisers whose investment activities include private placement securities (including possible economy of scale and incentive fee features); and possible benefits to the Insurance Company as a result of the Contract (including intangibles such as increased visibility in the financial community). In connection with the investment and administrative services provided to the Trust by the Insurance Company, the Trustees concluded that the administration of private placement securities is more extensive, costs more and requires greater time and expertise than a portfolio of only public securities. Valuation of private placement securities, for example, is more time consuming and requires significantly more expertise than valuation of publicly-traded securities. In making comparisons with other funds, therefore, the Trustees considered the percentage of the Trust's portfolio comprised of private placement securities. The Trustees also considered the Trust's investment performance over various periods of time; comparisons of the Trust's investment performance to other funds investing in restricted securities and equities and to stock and bond indices; the quality of service provided by the Insurance Company (including the size, experience and professionalism of the Insurance Company's investment, accounting and compliance staffs); the profitability of the Contract to the Insurance Company; the Trust's expenses and its expense ratio compared to other similar funds; the Insurance Company's soft dollar practices; and possible alternatives to the engagement of the Insurance Company. The Trustees concluded, among other things, that the investment performance of the Trust's portfolio for the twelve-month and twenty four-month periods ended September 30, 1996 were satisfactory and that its expense ratio (excluding interest expenses) of 1.11% was competitive. Based on their consideration of these and other factors, the Trustees approved, and recommended that shareholders approve, the continuation of the Contract as now in effect.

        Prior to the Annual Meeting of Shareholders on April 24, 1997, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or of the Insurance Company) will meet again to review their approval and recommendation. Subject to such further review by the Board of Trustees, the Contract will be submitted to the Trust's shareholders for their approval or disapproval at the forthcoming Annual Meeting.

Summary of the Contract

     Under the Contract, the Insurance Company has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives, policies and restrictions of the Trust. The Insurance Company has further agreed that it will request each issuer of securities which the Insurance Company is prepared to purchase at direct placement, and which would be consistent with the investment policies of the Trust, to offer such securities also to the Trust and that it will use its best efforts to insure that such issuer accedes to such request.

     The Insurance Company, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. The Insurance Company provides administration of the day-to-day investment operations of the Trust and provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments, and will pay the salaries an fees of all officers of the Trust, of all Trustees who are "interested persons" of the Trust or of the Insurance Company, and of all personnel of the Trust or of the Insurance Company performing services relating to research, statistical and investment activities.

     In addition, the Insurance Company, subject to the supervision of the Trustees of the Trust, will, at its expense, furnish (or make provision for) the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization (e.g., conducting Board, Committee and Shareholder meetings), supervising relations with the Trust's cus-todian, transfer agent, accountants and other persons dealing with the Trust, providing for pricing of the Trust's portfolio securities, coordinating the preparation of shareholder communications and conducting shareholder relations, maintaining the Trust's records, developing management services for the Trust and furnishing reports, evaluations and analyses on a variety of subjects for the Trustees of the Trust.

     The Trust pays the fees and expenses of Trustees who are not "interested persons" of the Trust or of the Insurance Company. The Trust also pays the fees and expenses of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through the Insurance Company. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of transfer agents, dividend disbursing agents, registrars, independent accountants, and custodians and depositories of its assets; out-of-pocket business travel expenses incurred by Trustees, officers or employees of the Trust; taxes and governmental fees; the cost of preparing and mailing share certificates, dividends, reports, notices and proxy materials to shareholders; brokers' commissions or underwriting fees; and insurance as may be required by its Board of Trustees.

     Expenses incurred jointly by the Trust, the Insurance Company, MassMutual Corporate Investors (another closed-end investment company advised by the Insurance Company), MassMutual Corporate Value Partners Limited (an unregistered investment fund) or any of them which are directly associated with the joint purchase or sale of securities by any such parties are shared by such parties in proportion to the relative amounts of such securities each is purchasing or selling.

     For its services under the Contract, the Insurance Company is paid a quarterly fee equal to 0.225% of the value of the net assets of the Trust as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees of the Trust, including a majority of Trustees of the Trust who are not "interested persons" of the

Trust or of the Insurance Company, must approve each valuation of the Trust's net assets used to calculate the Insurance Company's fee.

     At a meeting on January 13, 1997, the Board of Trustees of the Trust approved the valuations being made as of the close of business on December 31, 1996, and arrived at a value for the net assets of the Trust at that date of $97,153,859.

     The Contract provides that the Insurance Company will reimburse the Trust for any amount, not exceeding the Insurance Company's entire fee for any year, by which the aggregate annual expenses (including the management fee, but excluding interest, taxes, brokerage expenses and extraordinary expenses) incurred by the Trust in such year exceed any expense limitation imposed by any state securities law or regulations thereunder applicable to the Trust. This requirement for reimbursement of expenses may be amended or rescinded with the approval of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Insurance Company in response to changes in the requirements of state law, provided that no amendment or rescission shall be given retroactive effect unless required by the change in state law.

     Under the Contract, the Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only for so long as the Contract or any extension, renewal or amendment thereof remains in effect. When it is no longer in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Insurance Company.

     The Contract also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Insurance Company is not liable to the Trust or any of its shareholders for any act or omission or for any loss suffered by the Trust or its shareholders.

     The Contract is terminable on 60 days' written notice by the Trust's Board of Trustees, by vote of the majority of the Trust's outstanding voting securities or by the Insurance Company. It will terminate automatically in the event of its assignment. Until terminated, the Contract will remain in force from year to year to the extent approved at least annually (a) by vote of a majority of Trustees of the Trust who are not "interested persons" of the Trust or of the Insurance Company, cast in person at a meeting called for the purpose of voting on such approval, and (b) specifically either by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities.

     Shareholder approval of the continuance of the Contract is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Contract will not automatically terminate but the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of continuance of the Contract will require the affirmative "majority vote" of the shareholders.

Sub-Administrative Contract

     The Insurance Company has entered into a sub-administrative contract with Dean Witter Reynolds, Inc. ("DWR"), through DWR's Intercapital Division ("Intercapital") under which Intercapital will perform, subject to the Insurance Company's supervision, certain administrative services for the Trust. These services include coordinating the printing and distribution of reports to shareholders of the Trust; arranging for the distribution of proxy materials to shareholders of the Trust, and overseeing the tabulation of proxies by the Trust's transfer agent; evaluating the terms under which custodian, transfer agency, dividend disbursing and registrar services will be provided to the Trust; assisting and consulting with the Insurance Company with respect to the payment of dividends and distributions by the Trust; making economic and market research prepared by DWR available to the Trust and the Insurance Company; and making reports to the Board of Trustees of the Trust. The Insurance Company, however, remains legally obligated to provide such services to the Trust. Pursuant to the sub-administrative contract, the Insurance Company pays Intercapital a quarterly fee equal to 0.0375% of the value of the net assets of the Trust as of the last business day of each fiscal quarter, an amount approximately equal to 0.15% on an annual basis.

Allocation of Portfolio Brokerage

     Transactions in direct placement securities are on a negotiated basis. Brokers and dealers who execute any portfolio transaction for the Trust will be selected primarily on the basis of obtaining the best price and execution of each transaction. In seeking the best price and execution for securities traded only in the over-the-counter market, the Trust will normally deal directly with the principal market-makers unless a more favorable price may be obtained through other brokers or dealers.

     When it can be done consistent with the policy of obtaining best price and execution, it is the Insurance Company's practice to place orders with brokers and dealers who supply market quotations to the Trust or its agents for portfolio evaluation purposes, or who supply research, market and statistical information to the Trust or the Insurance Company. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and the Insurance Company, it is the opinion of the Insurance Company that such information is only supplementary to the Insurance Company's own research effort since the information must still be analyzed, weighed and reviewed by the Insurance Company's staff. Such information may be useful to the Insurance Company in providing services to clients other than the Trust, and not all such information will be used by the Insurance Company in connection with the Trust. Conversely, such information provided to the Insurance Company by brokers and dealers through whom other clients of the Insurance Company effect securities transactions may be useful to the Insurance Company in providing services to the Trust.

     The Trust paid $25,489 in brokerage commissions for the fiscal year ended December 31, 1996. Portfolio turnover for the fiscal year was 68.48%.

Investment Adviser

     The names and addresses of each director of the Insurance Company and his or her principal occupations are set forth below.

                               THOMAS B. WHEELER
                               1295 State Street
                       Springfield, Massachusetts  01111

     Chairman of Board of Directors and Chief Executive Officer of the Insurance Company.

                               ROGER G. ACKERMAN
                              One Riverfront Plaza
                            Corning, New York  14831

     Chairman and Chief Executive Officer, Corning Incorporated (manufacturer of speciality materials, communications equipment, and consumer products).

                                 JAMES R. BIRLE
                               2 Greenwich Plaza
                                   Suite 100
                         Greenwich, Connecticut  06830

     President, Resolute Partners, LLC.

                             FRANK C. CARLUCCI III
                         1001 Pennsylvania Avenue N.W.
                                   Suite 220S
                            Washington, D.C.  20004

     Chairman, The Carlyle Group, Inc.

                                   GENE CHAO
                             733 S.W. Vista Avenue
                          Portland, Oregon  97205-1203

     Chairman and Chief Executive Officer, Computer Projections, Inc.

                              PATRICIA DIAZ DENNIS
                                175 East Houston
                           San Antonio, Texas  78205

     Senior Vice President and Assistant General Counsel, SBC Communications,
Inc.

                                 ANTHONY DOWNS
                         1775 Massachusetts Avenue N.W.
                           Washington, DC  20036-2188

     Senior Fellow, The Brookings Institution (non-profit research center).

                                JAMES L. DUNLAP
                          1201 Louisiana, Suite 1400
                          Houston, Texas  77002-5603

     President and Chief Operating Officer, United Meridian Corporation (oil exploration).

                               WILLIAM B. ELLIS
                             31 Pound Foolish Lane
                        Glastonbury, Connecticut  06033

     Retired; former Chairman, Northeast Utilities (electric utility).

                                ROBERT M. FUREK
                               100 Pearl Street
                       Hartford, Connecticut  06103-4506

     Retired; former President and Chief Executive Officer, Heublein, Inc. (beverage distributor).

                              CHARLES K. GIFFORD
                              100 Federal Street
                         Boston, Massachusetts  02110

     Chief Executive Officer, The First National Bank of Boston and Bank of Boston Corporation.

                               WILLIAM N. GRIGGS
                          75 Wall Street, 20th Floor
                           New York, New York  10005

     Managing Director, Griggs & Santow, Inc. (business consultant).

                               GEORGE B. HARVEY
                                663 Ponus Ridge
                        New Canaan, Connecticut  06840

     Retired; former Chairman, President and Chief Executive Officer, Pitney Bowes, Inc. (office machines manufacturer).

                          BARBARA BARNES HAUPTFUHRER
                              1700 Old Welsh Road
                     Huntingdon Valley, Pennsylvania 19006

     Director: The Vanguard Group of Investment Companies, The Great Atlantic and Pacific Tea Company, Inc. (operator of retail food stores), Knight-Ridder Inc. (publisher of daily newspapers and operator of cable television and business information systems), Raytheon Company (electronics), Alco Standard Corporation (diversified manufacturer and distributor).

                               SHELDON B. LUBAR
                     777 East Wisconsin Avenue, Suite 3380
                          Milwaukee, Wisconsin  53202

     Chairman, Lubar & Co. Incorporated (investment management and advisory company).

                              WILLIAM B. MARX, JR.
                              600 Mountain Avenue
                                  Room 6A-502
                         Murray Hill, New Jersey  07974

     Consultant, Lucent Technologies Inc. (public telecommunications systems and software).

                                JOHN F. MAYPOLE
                                 P.O. Box 1223
                             Toccoa, Georgia  30577

     Managing Partner, Peach State Real Estate Holding Company (real estate).

                              DONALD F. McCULLOUGH
                               210 Madison Avenue
                           New York, New York  10016

     Retired; former Chairman, Chief Executive Officer and President, Collins & Aikman Corp. (manufacturer of textile products).

                                 JOHN J. PAJAK
                               1295 State Street
                       Springfield, Massachusetts  01111

     President, Director and Chief Operating Officer of the Insurance Company.

                             BARBARA SCOTT PREISKEL
                        60 East 42nd Street,  Suite 3125
                           New York, New York  10165

     Attorney-at-law.

                                ALFRED M. ZEIEN
                                Prudential Tower
                          Boston, Massachusetts 02199

     Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products).

     Executive Officers of the Trust (other than Trustees) who are officers of the Insurance Company are listed below with their current titles.

                                STUART H. REESE

     President (since 1995), Executive Vice President (1993-1995) of the Trust. Executive Director (since 1997), Senior Vice President (1993-1997) of the Insurance Company. Age: 41.

                                ROBERT E. JOYAL

     Senior Vice President (since 1989) of the Trust. Senior Managing Director (since 1996), Vice President and Managing Director (1989-1996) of the Insurance Company. Age: 52.

                               HAMLINE C. WILSON

     Vice President and Chief Financial Officer (since 1988) of the Trust. Senior Managing Director (since 1996), Vice President and Managing Director (1989-1996) of the Insurance Company. Age: 59.

                               CLIFFORD M. NOREEN

     Vice President (since 1993) of the Trust. Managing Director (since 1996), Vice President (1995-1996), Second Vice President (1992-1994),
Director/Investments (1989-1992) of the Insurance Company.  Age:  39.

                                STEPHEN L. KUHN

     Vice President and Secretary (since 1988) of the Trust. Vice President and Associate General Counsel (since 1992), Second Vice President and Associate General Counsel (1988-1992) of the Insurance Company. Age: 50.

                               RAYMOND B. WOOLSON

     Treasurer (since 1992) of the Trust. Senior Managing Director (since 1996), Second Vice President (1992-1996), Director/Fund Account Administration (1989-
1992) of the Insurance Company.  Age:  38.

     Other officers of the Trust who are officers or employees of the Insurance Company are: John B. Joyce, Richard C. Morrison, Mary E. Wilson, Thomas J. Finnegan, Jr., Mark A. Ahmed, Roger W. Crandall, Andrew C. Dickey, Walter T. Dwyer, Michael L. Hermsen, William H. Jefferis, Michael L. Klofas, Thomas S. Li, Kathleen Lynch, Mary Ann Z. McCarthy, Richard E. Spencer II, Lawrence D. Stillman, John B. Wheeler, Lisa J. Yoerg, Mark B. Ackerman, Norman B. Flebotte, Bruno R. Umbro, Elizabeth Kelliher and Lisa M. Kusek.



     The Insurance Company also advises MassMutual Corporate Investors ("Corporate Investors"), a closed-end, non-diversified management investment company, having net assets of $172.3 million as of December 31, 1996. The Insurance Company's Investment Services Contract with Corporate Investors provides that the Insurance Company is to be paid a base rate (the "Base Fee Rate") of 5/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment"). The Performance Adjustment is based on Corporate Investors' performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrials Stock Price Index (the "S&P Industrials") and the Lehman Brothers Intermediate Corporate Bond Index (the "Intermediate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between Corporate Investors' actual rate of return over the Measurement Period and the Target Rate. If Corporate Investors' actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if Corporate Investors' actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of

1/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to .25% on an annual basis). The advisory fee payable by Corporate Investors is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of Corporate Investors as of the Valuation Date.

                 Net Assets    Advisory Fee
                   as of          (on an
Name of Fund      12/31/96     annual basis)
------------      --------     -------------
MassMutual                     1.25% of net assets PLUS
Corporate     $172.3  million  Performance Incentive of
Investors                      +/-.25% (1.0% to 1.25%)

     In addition to acting as investment adviser and administrator to the Trust and Corporate Investors, the Insurance Company acts as investment adviser to MML Series Investment Fund and MassMutual Institutional Funds, which are open-end management investment companies investing in publicly traded securities.

Section 16(a) Beneficial Ownership
Reporting Compliance

     During the fiscal year ended December 31, 1996, Clifford M. Noreen and Raymond B. Woolson inadvertently failed to timely file a Form 3 upon becoming executive officers of the Trust.

                        (4) APPROVAL OR DISAPPROVAL OF
                        CHANGES TO INVESTMENT POLICIES
                           REGARDING NON-INVESTMENT
                               GRADE SECURITIES

     The Trust has an investment restriction that prevents it from purchasing any additional non-investment grade securities ("Non-Investment Grade Securities") if, after giving effect to the purchase of such securities, more than 662/3% of the Trust's net assets would be invested in Non-Investment Grade Securities. Non-Investment Grade Securities are debt securities that are rated, at the time of acquisition, BB or B by Standard & Poor's Rating Group ("S&P") or Ba or B by Moody's Investors Service Inc. ("Moody's") or, if unrated, are believed by the Insurance Company to be of a quality equivalent to a rating of BB or B by S&P or Ba or B by Moody's. This investment restriction is fundamental and may not be changed without an affirmative "majority vote" of the Trust's shares.

     At their meeting on January 13, 1997, the Trustees approved, and voted to recommend that the shareholders approve, an amendment to the Trust's investment policies to increase the maximum portion of its assets permitted to be invested in Non-Investment Grade Securities. Specifically, the current investment restriction would be amended to prohibit the Trust from purchasing Non-Investment Grade Securities if, after giving effect to the purchase of such securities, more than 75% of the Trust's total assets would be invested in Non-Investment Grade Securities. If this percentage restriction is adhered to at the time of an investment, subsequent changes in asset values will not constitute a violation of such restriction.

     Approval of the proposed investment restriction would permit the Trust to significantly increase its investments in Non-Investment Grade Securities. For example, under the current investment restriction, the Trust was only permitted to invest up to $64,769,239 in Non-Investment Grade Securities based on the Trust's net assets of $97,153,859 as of December 31, 1996. Under the proposed investment restriction, the Trust would have been permitted to invest up to $87,166,100 in Non-Investment Grade Securities based on the Trust's total assets of $116,221,466 as of December 31, 1996. Moreover, if the Fund had further leveraged itself as of December 31, 1996, by borrowing the maximum amount permitted by law, the Trust would have been permitted to invest $109,298,092 in Non-Investment Grade Securities under the proposed investment restriction based on $145,730,789 of total assets.

     The Trust recommends approval of the proposed amendment in order to obtain additional investment flexibility with respect to its portfolio. Increased exposure to Non-Investment Grade Securities, particularly those with equity features, would create an opportunity for an enhanced total return but, at the same time, would increase the Trust's exposure to the risks associated with those types of securities. Non-Investment Grade Securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which could affect the ability of the issuer to make payments of principal and interest. The market price for Non-Investment Grade Securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities. Because of the relatively high risks associated with investments in Non-Investment Grade Securities, including private placement securities, shareholders should carefully consider the appropriateness of proposal (4) to increase the Trust's ability to invest in such securities.

     The Trust's current investment restriction with respect to Non-Investment Grade Securities is set forth below.

     The Trust will not purchase any additional Non-Investment Grade Securities if, after giving effect to the purchase of such securities, 66 2/3% or more of the Trust's net assets would be invested in Non-Investment Grade Securities. Non-Investment Grade Securities are debt securities that are rated, at the time of acquisition, BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Services Inc. ("Moody's") or, if unrated, are believed by the Insurance Company to be of a quality equivalent to a rating of BB or B by S&P or Ba or B by Moody's.

     This investment restriction is fundamental and may not be changed without an affirmative "majority vote" of the Trust's shares.

     If proposal (4) is approved by shareholders at the forthcoming Annual Meeting, the Trust's investment restriction with respect to Non-Investment Grade Securities would be amended to read as follows.

     The Trust will not purchase any additional Non-Investment Grade Securities if, after giving effect to the purchase of such securities, more than 75% of the Trust's total assets would be invested in Non-Investment Grade Securities. Non-Investment Grade Securities are debt securities that are rated, at the time of acquisition, BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service Inc. ("Moody's") or, if unrated, are believed by the Insurance Company to be of a quality equivalent to a rating of BB or B by S&P or Ba or B by Moody's.

     If adopted by shareholders, this investment restriction will be fundamental and may not be changed without an affirmative "majority vote" of the Trust's shares.

     The Trust will increase its exposure to Non-Investment Grade Securities only when the Insurance Company believes that doing so will benefit the Trust, taking into account considerations such as general market conditions, the financial condition of the issuer, and the spread between the rates of return of investment grade securities and Non-Investment Grade Securities.

     There will be no change in the Trust's investment restriction against investing in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's or, if unrated, is believed by the Insurance Company to be of a quality below a B rating. A portfolio security which is downgraded below B by S&P or Moody's or, if unrated, is believed by the Insurance Company to be of a quality below a B rating, may be held by the Trust or sold.

                           PROPOSALS BY SHAREHOLDERS

     Any shareholder intending to present a proposal at the Annual Meeting to be held in 1998 who wishes to have such proposal included in the Trust's proxy material for that meeting should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 4, 1997, to be considered for inclusion in the Trust's proxy material for its 1998 Annual Meeting.

                                 OTHER MATTERS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by telegraph will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost may be approximately $15,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     If any shareholders desire additional information about the matters proposed for action, the management will be glad to hear from them and to provide further information.

                                 ANNUAL REPORT

     The Annual Report of the Trust for its fiscal year ended December 31, 1996, including financial statements, a schedule of the Trust's investments as of such date and other data, was mailed on or about February 28, 1997 to all shareholders of record as of the record date. The financial statements included in such Annual Report are incorporated herein by reference. Any shareholder may request a copy of the Annual Report and the most recent quarterly report by calling (toll-free) the Trust's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

                          By order of the
                          Board of Trustees,

                          /s/ Stephen L. Kuhn

                          Stephen L. Kuhn
                          Vice President and Secretary

1295 State Street
Springfield, Massachusetts 01111
March 4, 1997

                                   APPENDIX
                                 FORM OF PROXY




                      MASSMUTUAL PARTICIPATION INVESTORS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned hereby appoints Stephen L. Kuhn and Hamline C. Wilson, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Thursday, April 24, 1997, at 1:00 p.m. Springfield time, and at any adjournment thereof (the "Annual Meeting").

   THIS PROXY WILL BE VOTED ON ITEMS (1), (2), (3) AND (4) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS
(1), (2), (3) AND (4).

                          PLEASE SIGN ON REVERSE SIDE

                                  SEE REVERSE
                                      SIDE

Please mark votes as in this example.

1. Election of Trustees

Nominees: Gary E. Wendlandt, Milton Cooper and Martin T. Hart for the terms set forth in the proxy statement.

FOR       WITHHELD

For all nominees except as noted above

2. Ratification of the selection of Coopers & Lybrand L.L.P. as auditors for the fiscal year ending December 31, 1997.

FOR       AGAINST       ABSTAIN

3. Approval of continuances of the Trust's Investment Services Contract with Massachusetts Mutual Life Insurance Company, dated October 7, 1988.

FOR       AGAINST       ABSTAIN

4. Approval of an amendment to the Trust's investment policies to permit not more than 75% of its total assets to be invested in non-investment grade securities.

FOR       AGAINST       ABSTAIN

5. In their election, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting.

MARK HERE FOR
ADDRESS CHANGE AND
NOTE AT LEFT.

MARK HERE IF
YOU PLAN TO ATTEND
THE MEETING.

Signature:  Date:

Signature:  Date:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Please mail the completed and signed proxy to SFSI, P.O. Box 173673, Denver, CO 80217-3673.

                                       2